UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
____________________
FORM 8-K
_________________________________________
Current report pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 27, 2020
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TriCo Bancshares
(Exact name of registrant as specified in its charter)
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California	0-10661	94-2792841
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

63 Constitution Drive	Chico,	California	95973
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (530) 898-0300
_______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	TCBK	Nasdaq
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

TriCo Bancshares (the “Company”) held its annual meeting of shareholders on May 27, 2020 (the “2020 Annual Meeting”). As of the record date for the annual meeting, there were 29,973,516 shares of common stock outstanding entitled to vote on all proposals presented at the annual meeting. At the annual meeting, the Company’s shareholders (i) elected all 12 nominees to the Company’s Board of Directors, (ii) approved the compensation of the Company’s executive officers on an advisory (nonbinding) basis, and (iii) ratified the selection of Moss Adams, LLP as the Company’s principal independent auditor for 2020. The following are the voting results of each matter submitted to the Company’s shareholders at the annual meeting (if fractional share – rounded).

1.Election of the following 12 nominees to the Company’s Board of Directors:

Nominee	For	Withheld	Abstained/Broker Non-Votes
Donald J. Amaral	21,682,378	687,461	3,980,981
L. Gage Chrysler III	19,249,412	3,120,427	3,980,981
Craig S. Compton	21,769,208	600,632	3,980,981
Kirsten E. Garen	22,167,077	202,762	3,980,981
Cory W. Giese	22,157,088	212,751	3,980,981
John S. A. Hasbrook	21,748,032	621,807	3,980,981
Margaret L. Kane	21,467,873	901,966	3,980,981
Michael W. Koehnen	21,558,077	811,762	3,980,981
Martin A. Mariani	21,979,125	390,714	3,980,981
Thomas C. McGraw	21,850,015	519,824	3,980,981
Richard P. Smith	22,031,322	338,517	3,980,981
Kimberley H. Vogel	22,167,077	202,762	3,980,981

2. Advisory (nonbinding) resolution to approve the compensation of the Company’s executives:

Votes
For	21,409,876
Against	581,356
Abstain	378,608
Broker Non-Votes	3,980,981

3. Ratification of Moss Adams LLP as the Company’s independent public accountants for the 2020 fiscal year:

Votes
For	26,245,682
Against	75,731
Abstain	29,407
Broker Non-Votes	N/A

Item 8.01 Other Events.

Election of Chairman of the Board

Following the 2020 Annual Meeting, the Board of Directors of the Company (“Board”) unanimously elected Richard P. Smith, President and Chief Executive Officer of the Company as Chairman of the Board. The Board also unanimously elected Cory W. Giese as Lead Independent Director of the Company.

Dividends

The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.22 (twenty-two cents) per share on its common stock, no par value, on May 28, 2020. The dividend is payable on June 26, 2020 to holders of record on June 12, 2020.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1 Press release dated June 1, 2020

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRICO BANCSHARES
(Registrant)

Date: June 1, 2020	By:	/s/ Peter G. Wiese
Peter G. Wiese
Executive Vice President and Chief Financial Officer